UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

Quantum Cyber N.V.

(Exact Name of Registrant as Specified in its Charter)

The Netherlands	001-41010	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Belvedere Road Suite 500, West Palm Beach, FL 33406

(Address of Principal Executive Offices) (Zip Code)

+1 (561) 562-4111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Ordinary Shares, nominal value €0.01 per share	QUCY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed in our report on Form 8-k filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 17, 2026, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with David E. Lazar on February 13, 2026 that provided for the sale in a private placement of:

●	(a) 1,000,000 of our series A preferred shares, with a nominal value of €0.01 per share (the “Series A Preferred Shares”), convertible into an aggregate of up to 9 million of our ordinary shares, with a nominal value of €0.01 per share (the “Ordinary Shares”), (b) 1,000,000 of our series B preferred shares, with a nominal value of €0.01 per share (the “Series B Preferred Shares”), convertible into an aggregate of up to 9 million Ordinary Shares and (c) 1,000,000 of our series C preferred shares, with a nominal value of €0.01 per share (the “Series C Preferred Shares” and together with the Series A Preferred Shares and the Series B Preferred Shares, the “First Closing Shares”), convertible, subject to shareholder approval, into an aggregate of up to 9 million Ordinary Shares in exchange for $3 million; and

●	(a) 1,000,000 of our series D preferred shares, with a nominal value of €0.01 per share (the “Series D Preferred Shares”), convertible into an aggregate of up to 225 million Ordinary Shares and (b) 1,000,000 of our series E preferred shares, with a nominal value of €0.01 per share (the “Series E Preferred Shares”, together with the Series D Preferred Shares, the “Second Closing Shares”), convertible, subject to shareholder approval, into an aggregate of up to 225 million Ordinary Shares in exchange for an additional $3 million (collectively, the “Investment”).

The First Closing Shares were issued on February 17, 2026 in exchange for gross proceeds of $3 million. All closing conditions for the second closing were met or waived on April 22, 2026, and on that date the Second Closing Shares were issued (we received a pre-payment of $3 million for the Second Closing Shares in March of 2026). The Second Closing Shares represented in excess of 90% of our issued and outstanding Ordinary Shares on a fully diluted basis as of their date of issuance.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Second Closing Shares and transactions related thereto is incorporated herein by reference. The Second Closing Shares were sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act.

Item 5.01 Changes in Control of Registrant.

On February 13, 2026, we entered into the Purchase Agreement with David Lazar, the First Closing Shares were issued on February 17, 2026, and the Second Closing Shares were issued on April 22, 2026. As a result of the transactions set out in the Purchase Agreement, Mr. Lazar became the holder of over 95% of the voting rights of our issued and outstanding shares, on a fully-diluted basis, and became the controlling shareholder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Director Appointments

On April 22, 2026, our shareholders approved at an Extraordinary General Meeting the appointment of David Natan and Avraham Ben-Tzvi to our board of directors, and Mr. Natan and Mr. Ben-Tzvi became directors of our company. A brief biography for each of Mr. Natan and Mr. Ben-Tzvi is set out below:

David Natan currently serves as President and Chief Executive Officer of Natan & Associates, LLC, a consulting firm offering chief financial officer services to public and private companies in a variety of industries, both domestically and internationally, since 2007. From 2010 to May 2020, Mr. Natan served as Chief Executive Officer of Forcefield Energy, Inc., a company focused on the solar industry and LED lighting products. From February 2002 to November 2007, Mr. Natan served as Executive Vice President of Reporting and Chief Financial Officer of PharmaNet Development Group, Inc., a drug development services and clinical trials company, and, from June 1995 to February 2002, as Chief Financial Officer and Vice President of Global Technovations, Inc., a manufacturer and marketer of oil analysis instruments and speakers and speaker components. Before that, Mr. Natan served various roles in increasing responsibility with Deloitte & Touche LLP, a global accounting and consulting firm. Mr. Natan currently serves as a member of the Board of Directors and Chair of the Audit Committee of Sunshine Biopharma, Inc. (NASDAQ: SBFM), a pharmaceutical and nutritional supplement company, since February 2022. Additionally, since April 2024, Mr. Natan has served as a member of the Board of Directors and Audit Committee Chair of FIEE, Inc.(NASDAQ: FIEE), a technology company specializing in SAAS solutions and AI software development; since December 2025, has served as a member of the Board of Directors and Audit Committee Chair of Sow Good, Inc, (NASDAQ: SOWG) a manufacturer of freeze dried candy; and since January 2026, has served as a member of the Board of Directors and Audit Committee Chair of Indaptus Therapeutics, Inc. (NASDAQ: INDP), a clinical stage biotech company. Previously, Mr. Natan has served as a director for the following public companies: Global Technovations, ForceField Energy, Black Titan (NASDAQ: BTTC) (formerly Titan Pharmaceuticals, Inc.), Vivakor Inc. (NASDAQ: VIVK), NetBrands Corp. (OTC: NBND), OpGen Inc. (OTC: OPGN), and Bio Green Med Solutions (NASDAQ: BGMS) (formerly Cyclacel Pharmaceuticals, Inc.). Mr. Natan is a CPA (inactive), holds a B.A. in Economics from Boston University, and was appointed to Omicron Delta Epsilon, an international honor society in the field of Economics.

Avraham Ben-Tzvi is the founder of ABZ Law Office, a boutique Israeli law firm specializing in corporate and securities laws, commercial law and contracts, and various civil law matters, as well as providing outsourced general counsel services for publicly traded as well as private companies and corporations, which he established in January 2017. Mr. Ben-Tzvi served as Chief Legal Officer and General Counsel of Purple Biotech Ltd. (formerly Kitov Pharma Ltd.) (NASDAQ/TASE: PPBT), a clinical-stage company advancing first-in-class therapies to overcome tumor immune evasion and drug resistance, from November 2015 until April 2020. Prior to that, Mr. Ben-Tzvi served as General Counsel and Company Secretary at Medigus Ltd. (NASDAQ/TASE: MDGS), a minimally invasive endosurgical tools medical device and miniaturized imaging equipment company, from April 2014 until November 2015. Prior to that he served as an attorney at one of Israel’s leading international law firms where, among other corporate and commercial work, he advised companies and underwriters on various offerings by Israeli companies listing in the US and on various SEC related filings. Prior to becoming a lawyer, Mr. Ben-Tzvi worked in several business development, corporate finance and banking roles at companies in the financial services, lithium battery manufacturing and software development industries. Mr. Ben-Tzvi has been serving as a member of the Board of Directors of Black Titan Corporation (NASDAQ: BTTC), a distributor of human capital management software solutions in Southeast Asia, since 1 October 2025, following the completion of a merger with Titan Pharmaceuticals Inc. where he served as a director between August 2022 and the completion of the merger with Black Titan Corporation on 1 October 2025. Mr. Ben-Tzvi is a member of the Board of Directors of Indaptus Therapeutics, Inc. (NASDAQ: INDP) since 22 December 2025. Between January 5, 2025 and April 2, 2025, Mr. Ben-Tzvi served as a member of the Board of Directors of Cyclacel Pharmaceuticals Inc. (NASDAQ: CYCC) a pharmaceuticals development company. Between October 15, 2024 and December 19, 2024, Mr. Ben-Tzvi served as a member of the Board of Directors of LQR House, Inc. (NASDAQ: YHC), a company in the wine and spirits e commerce sector. Between March 25, 2024 and August 2, 2024, Mr. Ben-Tzvi served as a member of the Board of Directors of OpGen, Inc. (NASDAQ: OPGN), a precision medicine company. Between December 2023 and February 2025, Mr. Ben-Tzvi served as a member of the Board of Directors of Minim, Inc. (NASDAQ: MINM), a company which delivered smart software-driven communications products under the globally recognized Motorola brand and Minim® trademark. Mr. Ben-Tzvi holds a B.A., magna cum laude, in Economics from Yeshiva University in New York and an L.L.B., magna cum laude from Sha’arei Mishpat College of Law in Hod HaSharon, Israel. Mr. Ben-Tzvi is a licensed attorney and member of the Israel Bar Association and is also licensed as a Notary by the Israeli Ministry of Justice.

Director Resignations

In addition to the appointment of these new directors, four of our prior directors resigned on April 22, 2026. These directors were Guido Baechler, Dr. Heiner Dreismann, Hans Hekland and Greggory Tibbits. These resignations did not stem from a disagreement with our company on any matter relating to our operations, policies or practices, and none of these directors was asked to resign for cause. Each of these directors has been provided a copy of this disclosure and provided an opportunity to provide a letter to us stating and disagreement with this disclosure.

Each of Dr. Dreismann, Mr. Hekland and Mr. Tibbits served on each of our Audit Committee, Compensation Committee and Nomination Committee.

Board and Committee Composition

As a result of the appointments to, and resignations from, our board of directors on April 22, 2026, we currently have four directors on our board: David Lazar, Robert Liscouski, David Natan and Avraham Ben-Tzvi. We believe Mr. Liscouski, Mr. Natan and Mr. Ben-Tzvi to be independent directors under the Rules of the Nasdaq Stock Market LLC and that they meet the independence standards under Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Gregory Tibbits is the Chair of the Audit Committee and. .

We appointed each of Mr. Liscouski, Mr. Natan and Mr. Ben-Tzvi to our Audit Committee, with Mr. Natan serving as the Chair of the Audit Committee. Mr. Natan is an “audit committee financial expert” within the meaning of the SEC rules and possesses financial sophistication within the meaning of the Listing Rules of the Nasdaq Stock Market.

We appointed each of Mr. Liscouski, Mr. Natan and Mr. Lazar  to our Compensation Committee, with Mr. Ben-Tzvi serving as the Chair of the Compensation Committee.

We appointed each of Mr. Liscouski, Mr. Natan and Mr. Ben-Tzvi to our Nomination Committee, with Mr. Liscouski serving as the Chair of the Nomination Committee.

Officer Resignations

On April 22, 2026, Guido Baechler resigned as our Co-Chief Executive Officer. This resignation did not stem from a disagreement with our company on any matter relating to our operations, policies or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2026, we amended our Articles of Association. The material changes resulting from such amendment were:

(a)	the authorization of the conversion of each Series A Preferred Share into nine (9) Ordinary Shares;

(b)	the authorization of conversion of each Series B Preferred Share into nine (9) Ordinary Shares;

(c)	the authorization of the conversion of each Series C Preferred Share into nine (9) Ordinary Shares;

(d)	the authorization of the conversion of each Series D Preferred Share into two-hundred and twenty-five (225) Ordinary Shares; and

(e)	the authorization of the conversion of each Series E Preferred Share into two-hundred and twenty-five (225) Ordinary Shares;

(f)	the change of our name from “Mainz Biomed N.V.” to “Quantum Cyber N.V.”; and

(g)	an increase in (i) the number of authorized Ordinary Shares that we may issue from 45,000,000 to up to 900,000,000 and (ii) the number of authorized Preferred Shares that we may issue from 5,000,000, split into 1,000,000 Series A Preferred Shares, 1,000,000 Series B Preferred Shares, 1,000,000 Series C Preferred Shares, 1,000,000 Series D Preferred Shares and 1,000,000 Series E Preferred Shares to up to 100,000,000, split into 20,000,000 Series A Preferred Shares, 20,000,000 Series B Preferred Shares, 20,000,000 Series C Preferred Shares, 20,000,000 Series D Preferred Shares and 20,000,000 Series E Preferred Shares.

Our ordinary shares will continue to trade on the Nasdaq Capital Market under the ticker symbol “QUCY”. Outstanding stock certificates for our ordinary shares are not affected by the name change, continue to be valid and do not need to be exchanged.

An unofficial translation of the Deed of Amendment for the amendment to the Articles of Association is attached to this report as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of Extraordinary General Meeting of Shareholders

On April 22, 2026, we held an Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”). All proposals brought before holders of our ordinary shares at such meeting were approved. Minutes announcing the results of the Extraordinary General Meeting are attached hereto as Exhibit 99.1. The final results of each of the agenda items submitted to a vote by the shareholders are as follows:

At the Extraordinary General Meeting, a total of 5,902,581 shares (or approximately 38.0%]%) of the Company’s issued and outstanding shares of record held as of March 25, 2026, the record date for the Extraordinary General Meeting, were present either in person or by proxy. At the Extraordinary General Meeting, the following proposals were voted on and approved:

1.	Authorization of the board to assign a US auditor at its discretion for the financial year ending 31 December 2026:

Votes For	Votes Against	Abstentions
2,849,113	42,281	3,011,187

2.	Approval of issue of ordinary shares:

Votes For	Votes Against	Abstentions
2,475,216		43,901

3.	Amendment of articles of association and authorization of execution of deed of amendment of articles of association:

Votes For	Votes Against	Abstentions
2,600,965	232,363	3,069,253

4.	Reverse stock split, amendment of articles of association, and authorization execution of deed of amendment of articles of association:

Votes For	Votes Against	Abstentions
2,409,405	442,060	3,051,116

5.	Appointment of Mr. D.E. Lazar as executive director:

Votes For	Votes Against	Abstentions
2,505,933	220,586	3,176,062

6.	Appointment of Mr. R Liscouski as non-executive director:

Votes For	Votes Against	Abstentions
2,578,502	148,436	3,175,643

7.	Appointment of Mr. D. Natan as non-executive director

Votes For	Votes Against	Abstentions
2,507,279	219,517	3,175,785

8.	Appointment of Mr. A.S. Ben-Tzvi as non-executive director

Votes For	Votes Against	Abstentions
2,504,063	222,993	3,175,525

9.	Approval of increase of ordinary shares issuable under the 2025 Omnibus Incentive Plan:

Votes For	Votes Against	Abstentions
2,145,118	632,093	3,125,370

10.	Amendment of the remuneration policy and confirmation of awards granted to directors:

Votes For	Votes Against	Abstentions
2,155,147	591,429	3,156,005

11.	Approval of resolutions of the board of directors of the Company:

Votes For	Votes Against	Abstentions
2,439,372	237,410	3,225,799

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit
3.1	Unofficial Translation of Deed of Amendment, dated April 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum Cyber N.V.

By:	/s/ William Caragol
	Name:	William Caragol
	Title:	Chief Financial Officer

Dated: April 28, 2026